Supplement dated April 11, 2025
to the Prospectuses, each as supplemented, if applicable, of the following funds:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/2024
Columbia Capital Allocation Moderate Conservative Portfolio	6/1/2024
Columbia Funds Series Trust II
Columbia Capital Allocation Conservative Portfolio	6/1/2024
Columbia Capital Allocation Moderate Portfolio	6/1/2024
Columbia Capital Allocation Aggressive Portfolio	6/1/2024
Columbia Income Builder Fund	6/1/2024
The disclosure for Columbia Research Enhanced Real Estate ETF in the Appendix B - Underlying Funds - Investment Objectives and Strategies is deleted and replaced with the following:
Columbia Research Enhanced Real Estate ETF
Columbia Research Enhanced Real Estate ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Research Enhanced REIT Index (the Index).
The Fund is an exchange-traded fund (ETF) that seeks to replicate the performance of the Beta Advantage® Research Enhanced REIT Index (the Index). The Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the component securities of the Index. The Index reflects a rules-based strategic beta approach to investing in the companies that comprise the FTSE Nareit All Equity REITs Index (the Starting Universe), which is a broad measure of the performance of publicly listed U.S real estate investment trusts (REITs). The Index is comprised of a subset of the companies within the Starting Universe selected based on a proprietary scoring system that takes into account multiple quantitative factors, including quality, value and company catalyst factors. Like the Starting Universe, the Index and the Fund typically hold only common stocks. The Fund may invest in companies of any size, including small- and mid-cap companies.
The Index was developed by the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager). The Index is sponsored and administered by Columbia Management, and is calculated by Solactive AG (the Index Calculation Agent).
The Fund uses a replication strategy to track the performance of the Index, whereby the Fund invests in or has investment exposure to substantially all the component securities of the Index in approximately the same proportions as in the Index. However, under various circumstances, including circumstances under which it may not be possible or practicable to purchase all of the securities in the Index, or in the same weightings, the Fund may purchase or have investment exposure to a sample of the securities in the Index in proportions expected to replicate generally the performance of the Index as a whole. There may also be instances in which the Fund may overweight (or underweight) an Index holding, purchase (or sell) instruments not in the Index as a substitute for one or more securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate the performance of the Index.
The Fund may sell securities or other holdings that are represented in the Index or purchase securities or make other investments that are not yet represented in the Index in anticipation of their removal from or addition to the Index.
The Investment Manager does not provide day-to-day management of the Fund’s assets based on its view of the investment merits of a security, nor do they conduct fundamental investment research or analysis, or seek to forecast or otherwise consider market movements, conditions or trends in the day-to-day management of the Fund’s assets. The Fund pursues its investment objective of correlating performance with the Index regardless of market conditions and does not take defensive positions.
The methodology applied to select Index holdings and weightings does not set limits on sector or industry exposures. To the extent the Index is concentrated in a sector or industry, the Fund will be concentrated in that sector or industry. The Index (and therefore the Fund) will concentrate in the real estate industry.
The Fund may invest up to 20% of its assets in other securities or instruments not included within the Index that the Investment Manager believes will help the Fund replicate the performance of the Index.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
The disclosure for Semiconductor and Technology ETF in the Appendix B - Underlying Funds - Investment Objectives and Strategies is deleted and replaced with the following:
Columbia Select Technology ETF (formerly known as Columbia Semiconductor and Technology ETF and prior to that Columbia Seligman Semiconductor and Technology ETF)
Columbia Select Technology ETF (the Fund) seeks capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks, and securities convertible into common or preferred stocks) of technology and technology-related companies.
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For these purposes, technology and technology-related companies in which the Fund invests are companies operating in the information technology, communications services, and consumer discretionary sectors, as well as other related industries, applying a global industry classification standard, or, in the opinion of the Fund’s investment manager, using technology extensively to improve their business processes, applications, and opportunities or seeking to grow through technological developments and innovations. Applying the same principle, technology companies include companies in technology-related industries or sectors, such as the financials, healthcare, media, consumer electronics, semi-conductor, internet commerce and advertising, environmental, aerospace and defense industries and sectors. The Fund may invest in companies of any size. The Fund may invest a significant amount of its assets in smaller companies.  The Fund has a policy of investing at least 25% of its assets in securities of issuers principally engaged in technology and related group of industries.
The Fund may invest in foreign companies indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies.
The Fund’s portfolio managers use extensive in-depth research into specific companies to find those companies that they believe offer significant prospects for future growth. The Fund typically employs a focused portfolio investing style, generally holding between 30 and 50 securities. However, the Fund may at any time hold fewer or more securities than the range noted.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

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